HITWIRE Q&A with Lesyllee White

Lesyllee M. White is Senior Vice President and Managing Director of Marketing for the AFL-CIO Housing Investment Trust.  She is responsible for coordinating the overall marketing and investor relations activities of the Marketing Division, while also managing client relationships.  Ms. White is a member of the HIT’s Portfolio Management Committee. She recently was interviewed by the HIT Wire.

Q. What is the most important message you want to send to potential investors?

White: We want them to invest in the AFL-CIO Housing Investment Trust. Our first obligation to our investors is to deliver a competitive return, and the HIT has a long track record of doing that. But our investors are also wonderful in supporting the work we do to generate good, family-supporting union jobs and to increase the supply of affordable rental housing through the projects we finance using their pension capital. The construction industry has been through a terrible time with unemployment way above the national average, so we have worked on implementing solutions that are having an impact. We launched our Construction Jobs Initiative [link to http://www.aflcio-hit.com/user-assets/Documents/special_reports/cji_nov_2013.pdf] in 2009 to help make pension capital part of the solution to the economic crisis, and the results have been really significant. Our jobs initiative has financed more than 60 projects in 30 cities to create about 18,000 union construction jobs in the last five years. The projects also are creating thousands of ancillary jobs in our communities.  Right now we are on track to reach our goal of creating 25,000 union construction jobs before the end of 2015.

Q. And is it correct to say that none of this would be possible without your investors?

White: That is true, and we thank them for that. The HIT is investing their pension capital in projects that are revitalizing communities, making a difference in people’s lives. Some of these projects had waited years to get started, but now they are underway with the financing they need. Union pension capital invested in the HIT is making this happen – the development deals – the union construction jobs – the affordable housing and workforce housing.  So, that’s pretty special considering that we are a fixed income manager.  Normally fixed income managers buy and sell securities on the market. We are different.  No other fixed income manager is doing what we do in a high credit quality investment environment.  Our investments are primarily government backed and have a long history of providing competitive returns to our investors.

Q. Why is the HIT able to close deals that other can’t get completed?

White:  It really has to do with our skillsets. We have a team of about 10 multifamily investment professionals that have direct relationships with developers, mortgage bankers, non-profit organizations and city and state housing organizations.  We specialize in multifamily financing and have the expertise to help these entities put together funding deals for projects. Unlike many financing situations, we’re not called in just before the deals are completed, we get involved during the early planning phases of the projects.  We are in early to help structure and create financing that makes sense for the deal, but more importantly makes sense for our portfolio in terms of adding value. That’s important and it makes us different from other managers, certainly from other bond managers. There are real estate professional firms that invest in various deals, but if there are problems with the deal, usually investors suffer direct losses.  Most of our investments are structured to be government insured.  We don’t want to experience principal or credit losses within our portfolio, so we get credit enhancement for almost all of our investments. We invest in insured multifamily securities, we create union jobs, we create housing for working men and women and we protect our investors from credit losses.

Q. Do your investors recognize what happens with the capital they invest?

White: Absolutely. It’s a story that we keep telling.  Our investors are made up of trustees who sit on boards and make decisions on where to invest.  Our marketing and portfolio management teams meet regularly with those trustees, their investment staff, and their investment consultants. We have to be out there developing relationships.

Q. It sounds like marketing the HIT’s successes is an important part of the equation?

White: We have to stay in front of our nearly 370 investors, who represent union and public employee funds. To put it simply, we manage the capital and educate our investors about what their capital is doing for them and for communities.  It’s nice to invest in a stock or a bond, but when you can actually visualize and see what your capital is doing to improve the lives of people in a community or a city, or improve the lives of your union brothers and sisters by creating jobs, it’s really special.

Q. And your investors respond positively to what you tell them?

White: Very much so. Since we started our Construction Jobs Initiative in 2009, investors have brought $1.9 billion of new capital to the HIT. That capital helped us finance more than $3.5 billion of development representing 20,855 housing and healthcare units.

Q. What is the HIT’s relationship with the AFL-CIO?

White: We were created by the AFL CIO’s Executive Council as a mechanism for union funds to invest in high credit quality investments that would also create jobs for their members. We are a registered investment company. We are regulated by the SEC and have specific rules, regulations and objectives that we have to follow in terms of making investments. The HIT is available for investment by qualified pension, annuity, VEBA, and other trustee directed plans that have union member beneficiaries.

Q. What has been the HIT’s investment performance?

White: The HIT has a very successful performance track record. We have out-performed our benchmark – the Barclays Capital Aggregate Bond Index – for the last 21 consecutive calendar years on a gross basis.  We have been run very prudently and manage our portfolio in accordance with our investment guidelines.

Q. Did the HIT suffer losses during the real estate crash that began in 2007?

White: No, we were not negatively impacted at all by the crash because of the due diligence we do in terms of understanding our securities and being able to drill down and determine whether or not there’s a high level of risk.  We have strict investment criteria, and our Chief Portfolio Manager for years was very clear that we were never going to be investing in those riskier assets.  So we were never impacted by sub-prime mortgages, derivatives or other aspects that caused other investors to really lose their shirts over bad investment decisions that their investment managers made.

Q. What kinds of questions do potential investors ask?

White: Largely, they ask about the composition of our portfolio. Our portfolio is over 98% liquid. It’s valued monthly by a third-party valuation company. We have to assure interested investors that it’s fixed income and high credit quality, and that our multifamily housing investments provide added diversification and additional income for them.  Our investors respond positively to what we refer to as our “cycle of sustainable investment.”  That cycle begins when pension plans invest capital in the HIT. Their capital allows us to finance multifamily development projects by purchasing securities insured through government agencies. The investments in those securities provide pension plan investors with competitive returns. The projects create good union jobs and as workers earn income on those projects, more contributions go into their pension plans.  The contributions to the pension fund give the fund more capital to invest in the HIT and other investments, and this completes the cycle of sustainable investments.

Q. What else would you like potential investors to know about the HIT?

White: I’d like for them to know that we are a $4.5 billion fund, with some 370 investors. About three-quarters of that money comes from the union sector, and the other quarter comes from public sector pension plans with union beneficiaries.  There’s a lot of investor confidence that we’re seeing with our current investors.  About 90% of our investors’ dividends are reinvested back into the portfolio.

We are actively communicating with our investors about our current investment strategy, which seeks to take advantage of higher interest rates and wider spreads between U.S. Treasuries and the multifamily securities in which the HIT specializes. We expect to be able to take advantage of a market where there is a strong demand for multifamily housing – particularly housing that is affordable to working men and women. With these opportunities for investment, the HIT is well-positioned to offer relative value to participants, higher yield, higher credit quality, and similar interest rate risk compared to the benchmark. The HIT also offers diversification benefits to investors’ fixed-income portfolios.

Q. What’s in the pipeline?

White: We’ve got a pipeline of projects that are valued at about $1 billion. We’ve invested nearly $280 million in projects this year, and those projects have a total development value of $550 million. Our fund is growing, there’s a lot of good will associated with the mission of the AFL-CIO Housing Investment Trust, and as I said, the construction trades have been very supportive of our program.  A lot of that good will and support has been based on our performance and based on the significant activity on the project side since 2009.  Nobody else is doing that type of project activity.  Our annualized returns since 2009, which include the investments under the Construction Jobs Initiative, have been 28% gross and 25% net through October. That’s pretty significant.  In terms of bringing in new capital, we’re having one of our best years yet.  We continue to be a prudent investment choice for both public and union pension funds.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.  For the 1-, 3-, 5-, and 10-year periods ended December 31, 2013, the HIT’s net returns were -2.37%, 3.17%, 4.38%, and 4.53%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.